UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 8, 2025

American Healthcare REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-41951	47-2887436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18191 Von Karman Avenue, Suite 300 Irvine, California		92612
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (949) 270-9200
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AHR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K amends Item 2.02 of our Current Report on Form 8-K furnished to the Securities and Exchange Commission (the “SEC”) on May 8, 2025 (the “Original Form 8-K”) solely to correct certain typographical errors in our (Unaudited) Condensed Consolidated Statements of Operations and Comprehensive Loss for the Three Months Ended March 31, 2025 and 2024 (the “Statements of Operations”) included in our earnings release furnished as Exhibit 99.1 thereto (the “Exhibit”). Specifically, the “Loss from unconsolidated entities” line item of the “Other income (expense)” portion of the Statements of Operations should state “(1,848)” for the three months ended March 31, 2025, and “(1,205)” for the three months ended March 31, 2024, instead of “—” and “—,” respectively. No other changes have been made to the Original Form 8-K or the Exhibit.

Item 2.02 Results of Operations and Financial Condition.
On May 8, 2025, we furnished the Original Form 8-K and the accompanying Exhibit to the SEC, announcing our financial position as of March 31, 2025 and our results for the quarter then ended. The Exhibit 99.1 furnished herewith corrects and replaces the “(Unaudited) Condensed Consolidated Statements of Operations and Comprehensive Loss for the Three Months Ended March 31, 2025 and 2024” portion of the previously furnished Exhibit.
The foregoing information, including Exhibit 99.1 furnished herewith and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by the specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Updated American Healthcare REIT, Inc. (Unaudited) Condensed Consolidated Statements of Operations and Comprehensive Loss for the Three Months Ended March 31, 2025 and 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Healthcare REIT, Inc.
May 8, 2025
By: /s/ Danny Prosky
Name: Danny Prosky
Title: Chief Executive Officer and President